UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): September 6, 2004
                                                       -----------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-19603                                   06-1242753
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     (Commission File Number)             (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

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                                 (732) 556-2200
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement.
                  -------------------------------------------

On September 6, 2004, Centennial Caribbean Holding Corp. ("Centennial") entered into a definitive agreement (the "Purchase Agreement") to sell its wholly owned subsidiary, Centennial Puerto Rico Cable TV Corp. ("Centennial Cable TV"), to Hicks, Muse, Tate & Furst Incorporated ("Hicks Muse") for approximately $155 million in cash. Completion of the transaction is subject to customary closing conditions, including regulatory approval of the transfer of Centennial Cable TV's cable franchises, and is expected to occur in early 2005. Centennial Cable TV operates a digital cable television system that serves approximately 73,000 subscribers and passes over 300,000 contiguous homes in southern and western Puerto Rico.

There is no material relationship between Centennial or any of its affiliates, on the one hand, and Hicks Muse, on the other, except for the Purchase Agreement.


Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

On September 7, 2004, Centennial issued a press release announcing the transaction referred to in Item 1.01 above, which press release contains certain financial information, including with respect to Centennial Cable TV. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.


Item 5.02         Departure of Directors or Principal Officers; Election of
---------         ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

          (b) On September 7, 2004, Ellen C. Wolf resigned from the Board of Directors of Centennial.

          (d) Effective September 7, 2004, Centennial's Board of Directors appointed Raymond A. Ranelli to fill the vacancy resulting from Ms. Wolf's resignation. The Board of Directors also appointed Mr. Ranelli to serve on the Audit Committee to replace Ms. Wolf. There are no arrangements or understandings between Mr. Ranelli and any other persons pursuant to which Mr. Ranelli was selected as a director. There is no information with respect to Mr. Ranelli required to be disclosed by Item 404(a) of Regulation S-K.

A copy of  Centennial's  press release with respect to the foregoing is filed as
Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.



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Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

     (c)          Exhibits.

                  9.1 Press release of Centennial Communications Corp. dated September 7, 2004

                  99.2 Press release of Centennial Communications Corp. dated September 8, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


Date:  September 9, 2004               By:/s/ Tony L. Wolk
                                          ------------------------------
                                          Tony L. Wolk
                                          Senior Vice President, General Counsel



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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.1    Press release of Centennial Communications Corp. dated September 7, 2004

99.2    Press release of Centennial Communications Corp. dated September 8, 2004



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